OPPENHEIMER QUEST BALANCED FUND

Supplement dated April 30, 2010 to the

Prospectus dated February 26, 2010

This supplement amends the Prospectus of Oppenheimer Quest Balanced Fund (the "Fund"), dated February 26, 2010.

1. The section titled “Portfolio Managers” on page 9 in the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. Colin Glinsman has been a portfolio manager of the Fund since December 1992. Douglas G. Forsyth and William (Brit) L. Stickney have been portfolio managers of the Fund since March 25, 2010.

2. The section titled “Portfolio Managers” beginning on page 18 in the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Colin Glinsman, Douglas G. Forsyth and William (Brit) L. Stickney. Mr. Glinsman is the Fund’s lead portfolio manager and is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Glinsman has final decision-making authority over both the equity and fixed income investments for the Fund’s portfolio.

Mr. Glinsman has been the Fund’s lead portfolio manager since December 1992. He is Managing Director and Chief Investment Officer of the Sub-Adviser. He joined the Sub-Adviser in 1989.

Mr. Forsyth, CFA, is a Managing Director of the Sub-Adviser’s Fixed Income platform and has been a portfolio manager of the Fund since March 2010. He is also a Managing Director of Nicholas Applegate Capital Management, an affiliate of the Sub-Adviser, where he has been employed since 1994. Prior to joining Nicholas Applegate, he was a securities analyst at AEGON USA.

Mr. Stickney is a Managing Director of the Sub-Adviser and has been a portfolio manager of the Fund since March 2010. Prior to joining the Sub-Adviser in 1999, he was a Vice President of institutional fixed income sales with ABN AMRO, Inc.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

April 30, 2010                                                                                                              PS0257.036